UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 01, 2026

Cardinal Infrastructure Group Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43004	39-3180206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Six Forks Road, #300
Raleigh, North Carolina		27609
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 919 324-1964

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 Par Value	CDNL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02 Unregistered Sales of Equity Securities.

On October 1, 2026 (the “Closing Date”), Cardinal Infrastructure Group Inc., a Delaware corporation (the “Company”), consummated its acquisition (the “Acquisition”) of Allied Paving Contractors, Inc. (“Allied Paving”). The Company paid approximately $115.0 million as consideration for the Acquisition, which consisted of (i) an aggregate of approximately $88.9 of cash and (ii) 1,006,796 shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Shares”). The consideration is subject to customary post-closing adjustments.

The offer and sale of the Shares were made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and corresponding provisions of state securities or “blue sky” laws. The Shares were not registered under the Securities Act or any state securities laws and may not be reoffered or resold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements. The issuance and sale of the Shares did not involve a public offering and were made without general solicitation or general advertising. In addition, each of the recipients of the Shares made representations and warranties to the Company regarding, among other things, as to their status as an accredited investor and investment intent.

Item 7.01 Regulation FD Disclosure.

On October 1, 2026, the Company issued a press release announcing the completion of the acquisition of Allied Paving. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, Dated October 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

______________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL INFRASTRUCTURE GROUP INC.

Date:	October 1, 2026	By:	/s/ Mike Rowe
Mike Rowe Chief Financial Officer